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                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK


NG

                                 (NETGEAR LOGO)


INCORPORATED UNDER THE LAWS OF                                      CUSIP
    THE STATE OF DELAWARE                                           SEE REVERSE
                                                                    FOR CERTAIN
                                                                    DEFINITIONS



     THIS CERTIFIES THAT

                                 (NETGEAR LOGO)


     is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER
SHARE, OF
  ---------------------------------         ----------------------------------
----------------------------------- NETGEAR ------------------------------------
  ---------------------------------         ----------------------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of its duly authorized officers.

Dated:



                                 (NETGEAR SEAL)


     CHIEF FINANCIAL OFFICER                            CHAIRMAN AND CEO





COUNTERSIGNED AND REGISTERED:
     MELLON INVESTOR SERVICES LLC
                    TRANSFER AGENT AND REGISTRAR

BY

                            AUTHORIZED SIGNATURE
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                                    NETGEAR

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MUST BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

     Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.



          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common     UNIF GIFT MIN ACT-_____Custodian________
     TEN ENT - as tenants by the entireties                (Cust)        (Minor)
     JT TEN  - as joint tenants with right        under Uniform Gifts to Minors
               of survivorship and not as
               tenants in common                  Act __________________________
                                                            (State)

                                  UNIF TRF MIN ACT-_____Custodian (until age___)
                                                   (Cust)
                                                   _____ under Uniform Transfers
                                                   (Minor)
                                                  to Minors Act ________________
                                                                  (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________
/                                       /
/                                       /
________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S)

________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________________________  ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
______________________________________  MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
In presence of                          EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE WHATEVER.
______________________________________

______________________________________


Signature(s) Guaranteed


By ____________________________________________________________________________
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.